UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2025
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on March 20, 2025, Nauticus Robotics, Inc., a Delaware corporation (the “Company”) consummated the acquisition of substantially all of the assets and certain specified liabilities related to applied robotic solutions and the robotic equipment development and operation of SeaTrepid International, L.L.C., a Louisiana limited liability company, SeaTrepid Deepsea LLC, a Louisiana limited liability company, Remote Inspection Technologies, L.L.C., a Louisiana limited liability company (each, a “Seller” and collectively, “Sellers”), and certain individual selling persons, pursuant to the asset purchase agreement in the form of Exhibit 10.1 to the Current Report on Form 8-K of the Company filed with the U.S. Securities and Exchange Commission (“SEC”) on March 5, 2025 (the “Purchase Agreement”).

The Company filed a Current Report on Form 8-K with the SEC on March 25, 2025 (the “Original Filing”) to report the consummation of the Acquisition pursuant to the terms of the Purchase Agreement and that the Company entered into an Amendment No. 1 to the Purchase Agreement with the Sellers, pursuant to which the Company and the Sellers added an updated version of the disclosure schedules to the Purchase Agreement.

In the Original Filing, the Company stated that required financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. The unaudited pro forma condensed combined balance sheet as of March 31, 2025 was filed with the SEC in the Company's Form 10-Q on May 14, 2025. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below. No other amendments are being made to the Original Filing.
Item 9.01. Financial Statements and Exhibits.

a) Financial statements of businesses acquired

The audited financial statements of SeaTrepid International LLC and its subsidiaries as of and for the years ended December 31, 2024 and 2023, and the notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2025 and the year ended December 31, 2024, and the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(d) Exhibits.

Exhibit	Description
10.1*
Amendment No. 1 to Asset Purchase Agreement, dated March 20, 2025, by and among Nauticus Robotics Inc., SeaTrepid International, L.L.C., SeaTrepid Deepsea LLC, Remote Inspection Technologies, L.L.C. and each of the signatories thereto.

23.1	Consent of Independent Auditor, Whitley Penn LLP
99.1	Audited consolidated financial statements of SeaTrepid International, L.L.C. and its subsidiaries as of and for the years ended December 31, 2024 and 2023 and the notes thereto.
99.2	Unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2025 and the year ended December 31, 2024, and the notes thereto.
99.3	Press Release dated March 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel